EXHIBIT 10.4

FIRST AMENDMENT

TO

AGREEMENT

This First Amendment to Agreement (“First Amendment”) dated as of December 22, 2008 is made and entered into by and between Mercury Computer Systems, Inc., a Massachusetts corporation (the “Company”), and Didier Thibaud (the “Executive”).

WHEREAS, the Company and the Executive are parties to an Agreement dated as of March 27, 2008 (the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement to comply with the requirement of Section 409A of the Internal Revenue Code of 1986, as amended; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Company and the Executive agree as follows:

1. Section 5(b)(i) of the Agreement is amended by deleting the second sentence thereof and substituting therefor the following:

“The Severance Amount shall be paid out on a salary continuation basis in equal installments over a 12-month period beginning with the first payroll date that occurs 30 days after the Date of Termination.”

2. All other provisions of the Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Agreement except to the extent specifically provided for herein.

3. The validity, interpretation, construction and performance of this First Amendment shall be governed by the laws of the Commonwealth of Massachusetts.

4. This First Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned officer, on behalf of Mercury Computer Systems, Inc., and the Executive have hereunto set their hands as an agreement under seal, all as of the date first above written.

MERCURY COMPUTER SYSTEMS, INC.

By:	/s/ ROBERT E. HULT
Robert E. Hult SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER [PRINCIPAL FINANCIAL OFFICER]

EXECUTIVE

/s/ DIDIER M.C. THIBAUD
Didier M.C. Thibaud SENIOR VICE PRESIDENT AND GENERAL MANAGER ADVANCED COMPUTING SOLUTIONS